SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2004

Wells Real Estate Investment Trust II, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

333-107066	20-0068852
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Investment Trust II, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated June 23, 2004 to provide the required financial statements of the Registrant relating to the acquisitions by the Registrant of the 180 Park Avenue Buildings, the One Glenlake Building and the 80 M Street Building, as described in such Current Report.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements of the Registrant are submitted at the end of this Amendment to Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference:

(b) Pro Forma Financial Information. See Paragraph (a) above.

Page
180 Park Avenue Buildings

Report of Independent Registered Public Accounting Firm	F-1

Statement of Revenues Over Certain Operating Expenses for the year ended December 31, 2003 (audited) and the three months ended March 31, 2004	F-2

Notes to Statement of Revenues Over Certain Operating Expenses for the year ended December 31, 2003 (audited) and the three months ended March 31, 2004	F-3

Page
One Glenlake Building

Report of Independent Registered Public Accounting Firm	F-5

Statement of Revenues Over Certain Operating Expenses for the year ended December 31, 2003 (audited) and the three months ended March 31, 2004	F-6

Notes to Statement of Revenues Over Certain Operating Expenses for the year ended December 31, 2003 (audited) and the three months ended March 31, 2004	F-7

Page
80 M Street Building

Report of Independent Registered Public Accounting Firm	F-9

Statement of Revenues Over Certain Operating Expenses for the year ended December 31, 2003 (audited) and the three months ended March 31, 2004	F-10

Notes to Statement of Revenues Over Certain Operating Expenses for the year ended December 31, 2003 (audited) and the three months ended March 31, 2004	F-11

Wells Real Estate Investment Trust II, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-13

Pro Forma Balance Sheet as of March 31, 2004 (unaudited)	F-14

Pro Forma Statement of Operations for the three months ended March 31, 2004 (unaudited)	F-16

Pro Forma Statement of Operations for the year ended December 31, 2003 (unaudited)	F-17

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST II, INC. (Registrant)

By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice-President, Treasurer and
Principal Financial Officer

Date: July 26, 2004

Report of Independent Registered Public Accounting Firm

Stockholders and Board of Directors

Wells Real Estate Investment Trust II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the 180 Park Avenue Buildings for the year ended December 31, 2003. This statement is the responsibility of the 180 Park Avenue Buildings’ management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the 180 Park Avenue Buildings’ revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the 180 Park Avenue Buildings for the year ended December 31, 2003 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Atlanta, Georgia

July 1, 2004

180 Park Avenue Buildings

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

and the three months ended March 31, 2004 (unaudited)

(in thousands)

	2004	2003
	(Unaudited)
Revenues:
Base rent	$1,681	$6,725
Tenant reimbursements	579	2,129
Other revenues	4	27

Total revenues	2,264	8,881

Expenses:
Utilities	387	1,478
Repairs and maintenance	187	751
Real estate taxes	214	1,007
Other	111	424

Total expenses	899	3,660

Revenues over certain operating expenses	$1,365	$5,221

See accompanying notes.

180 Park Avenue Buildings

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

and the three months ended March 31, 2004 (unaudited)

1. Description of Real Estate Property Acquired

On June 23, 2004, Wells Operating Partnership II, L.P. (“Wells OP II”), through a wholly owned subsidiary, acquired the 180 Park Avenue Buildings (the “Buildings”), two three-story office buildings containing approximately 385,000 square feet located in Florham Park, New Jersey, from Rock-Florham SPE, LLC. Total consideration for the acquisition was approximately $78.4 million, plus closing costs. Wells OP II is a Delaware limited partnership formed to acquire, own, lease, operate and manage real properties on behalf of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”), a Maryland corporation. Wells REIT II is the sole general partner of Wells OP II.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Buildings after their acquisition by Wells OP II.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable decreased revenue by approximately $0.6 million for the year ended December 31, 2003 and $0.2 million for the three months ended March 31, 2004.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

180 Park Avenue Buildings

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2003

and the three months ended March 31, 2004 (unaudited)

4. Description of Leasing Arrangements

The Buildings are 100% leased to AT&T Corporation (“AT&T”) under two long-term lease agreements. Under the terms of the first lease, AT&T is required to reimburse to the landlord operating expenses in excess of a base-year amount. This lease converts to a net lease in May 2006, under which AT&T will be required to reimburse to the landlord all operating expenses. Under the terms of the second lease, AT&T is required to reimburse to the landlord all operating expenses.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2004	$7,550
2005	7,550
2006	6,953
2007	6,655
2008	6,679
Thereafter	34,148

$69,535

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the three months ended March 31, 2004 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

Report of Independent Registered Public Accounting Firm

Stockholders and Board of Directors

Wells Real Estate Investment Trust II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the One Glenlake Building for the year ended December 31, 2003. This statement is the responsibility of the One Glenlake Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the One Glenlake Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the One Glenlake Building for the year ended December 31, 2003 in conformity with U. S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Atlanta, Georgia

July 9, 2004

One Glenlake Building

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

and the three months ended March 31, 2004 (unaudited)

(in thousands)

	2004	2003
	(Unaudited)
Revenues:
Base rent	$1,828	$6,158
Tenant reimbursements	35	9
Other revenues	22	63

Total revenues	1,885	6,230

Expenses:
Repairs and maintenance	148	446
Utilities	97	380
Administrative	53	164
Management fees	43	133
Taxes and insurance	158	80
Other operating expenses	4	64

Total expenses	503	1,267

Revenues over certain operating expenses	$1,382	$4,963

See accompanying notes.

One Glenlake Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

and the three months ended March 31, 2004 (unaudited)

1. Description of Real Estate Property Acquired

On June 25, 2004, Wells Operating Partnership II, L.P. (“Wells OP II”) acquired the One Glenlake Building (the “Building”), a 14-story office building containing approximately 353,000 square feet located in Atlanta, Georgia, subject to a ground lease from One Glenlake, L.L.C. Total consideration for the acquisition was approximately $80.0 million. Wells OP II is a Delaware limited partnership formed to acquire, own, lease, operate and manage real properties on behalf of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”), a Maryland corporation. Wells REIT II is the sole general partner of Wells OP II. Construction on the Building was completed in 2003. As such, during 2003, portions of the Building that are currently leased were vacant.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Building after its acquisition by Wells OP II.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased revenue by approximately $1.7 million for the year ended December 31, 2003 and $0.4 million for the three months ended March 31, 2004.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

One Glenlake Building

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2003

and the three months ended March 31, 2004 (unaudited)

4. Description of Leasing Arrangements

The Building is 87% leased, with Siebel Systems, Inc. (“Siebel”) and Coldwell Banker Residential Real Estate Inc. (“Coldwell”) leasing 57% of the Building’s rentable square footage under long-term lease agreements. Siebel and Coldwell contributed 71% and 15%, respectively, of the rental income for the year ended December 31, 2003. Under the terms of the Siebel and Coldwell Leases, each tenant is required to reimburse to the landlord its proportionate share of the Building’s operating expenses in excess of a base-year amount. The remaining rentable square footage is leased to various office tenants under lease agreements with terms that vary in length and with various reimbursement clauses.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2004	$6,463
2005	7,663
2006	7,954
2007	8,174
2008	8,268
Thereafter	38,920

$77,442

Subsequent to December 31, 2003, Siebel and Coldwell Banker will contribute approximately 68% and 10%, respectively, of the future minimum rental income from the leases in place at that date.

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the three months ended March 31, 2004 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

Report of Independent Registered Public Accounting Firm

Stockholders and Board of Directors

Wells Real Estate Investment Trust II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the 80 M Street Building for the year ended December 31, 2003. This statement is the responsibility of the 80 M Street Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the 80 M Street Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the 80 M Street Building for the year ended December 31, 2003 in conformity with U. S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Atlanta, Georgia

July 8, 2004

80 M Street Building

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

and the three months ended March 31, 2004 (unaudited)

(in thousands)

	2004	2003
	(Unaudited)
Revenues:
Base rent	$2,578	$10,312
Tenant reimbursements	250	944
Other revenues	226	752

Total revenues	$3,054	12,008

Expenses:
Property Taxes	318	1,262
Utilities	144	520
Salaries	76	304
Janitorial	76	294
Other operating expenses	63	290
Security	71	282
Parking	74	241
Common area maintenance	52	213
Management fee	51	211

Total expenses	925	3,617

Revenues over certain operating expenses	$2,129	$8,391

See accompanying notes.

80 M Street Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

and the three months ended March 31, 2004 (unaudited)

1. Description of Real Estate Property Acquired

On June 29, 2004, Wells REIT II – 80 M Street LLC (the “Company”) acquired the 80 M Street Building (the “Building”), a seven-story office building containing approximately 275,000 square feet located in Washington, D.C., from CH Realty II / Navy Yards L.P. Total consideration for the acquisition was approximately $105.0 million. The Company, a Delaware limited liability company, was created on March 30, 2004 with Wells Real Estate Investment Trust II, Inc., a Maryland corporation, as the sole member.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statement will not be comparable to the statements of operations of the Building after its acquisition by the Company.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased revenue by approximately $0.7 million for the year ended December 31, 2003 and $0.1 million for the three months ended March 31, 2004.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

80 M Street Building

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2003

and the three months ended March 31, 2004 (unaudited)

4. Description of Leasing Arrangements

The Building is 100% leased, with BAE Systems Applied Technologies, Inc. (“BAE Systems”), Technology Management and Analysis Corporation (“Technology Management”) and Northrop Grumman Corporation (“Northrop Grumman”) leasing 66% of the Building’s rentable square footage under long-term lease agreements. Under the terms of the BAE Systems, Technology Management, and Northrop Grumman leases, each tenant is required to reimburse to the landlord its proportionate share of the Building’s operating expenses in excess of a base-year amount. The remaining rentable square footage is leased to various office and retail tenants under lease agreements with terms that vary in length and with various reimbursement clauses.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2004	$9,846
2005	10,113
2006	9,977
2007	9,328
2008	9,342
Thereafter	23,799

$72,405

BAE Systems, Technology Management and Northrop Grumman contributed approximately 34%, 16% and 15%, respectively, of the rental income for the year ended December 31, 2003. Subsequent to December 31, 2003, BAE Systems, Technology Management and Northrop Grumman will contribute approximately 38%, 19% and 17%, respectively, of the future minimum rental income from the leases in place at that date.

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the three months ended March 31, 2004 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the three months ended March 31, 2004. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various current reports on Form 8-K previously filed.

The following unaudited pro forma balance sheet as of March 31, 2004 has been prepared to give effect to the second quarter 2004 acquisitions of the Manhattan Towers Property, the 9 Technology Drive Building (the “Other Recent Acquisitions”), the 180 Park Avenue Buildings and the One Glenlake Building by Wells Operating Partnership II, LP (“Wells OP II”), and the 80 M Street Building by Wells REIT II (collectively, the “Recent Acquisitions”) as if the acquisitions occurred on March 31, 2004. The Other Recent Acquisitions also contain certain pro forma financing-related activity, including, but not limited to, capital raised through issuance of additional shares and pay down of acquisition-related debt subsequent to the balance sheet date. Wells OP II is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells REIT II, and is a consolidated subsidiary of Wells REIT II.

The following unaudited pro forma statement of operations for the three months ended March 31, 2004 has been prepared to give effect to the first quarter 2004 acquisitions of the Weatherford Center Houston Building, the New Manchester One Building, the Republic Drive Buildings (collectively, the “Q1 2004 Acquisitions”) and the Recent Acquisitions as if the acquisitions occurred on January 1, 2003.

The following unaudited pro forma statement of operations for the year ended December 31, 2003 has been prepared to give effect to the Q1 2004 Acquisitions and the Recent Acquisitions as if the acquisitions occurred on January 1, 2003. The New Manchester One Building had no operations during the year ended December 31, 2003 and, accordingly, has not been included in the pro forma statement of operations for the year ended December 31, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2004 Acquisitions and the Recent Acquisitions been consummated as of January 1, 2003. In addition, the pro forma balance sheet includes allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

MARCH 31, 2004

(Unaudited)

ASSETS

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments								Pro Forma Total
		Recent Acquisitions
		Other		180 Park Avenue		One Glenlake		80 M Street
REAL ESTATE ASSETS, at cost:
Land	$11,218,975	$16,700,000	(b)	$10,800,000	(b)	$5,800,000	(b)	$26,200,000	(b)	$71,348,206
		386,127	(c)	137,315	(c)	50,763	(c)	55,026	(c)

Buildings	42,765,019	86,577,819	(b)	33,356,964	(b)	52,664,709	(b)	58,897,479	(b)	278,778,493
		2,797,086	(c)	900,031	(c)	650,335	(c)	169,051	(c)

Intangible lease assets	11,653,883	23,553,421	(b)	29,213,427	(b)	13,671,648	(b)	17,191,352	(b)	95,283,731

Total real estate assets	65,637,877	130,014,453		74,407,737		72,837,455		102,512,908		445,410,430

CASH AND CASH EQUIVALENTS	14,847,362	(27,264,967	)(b)	(937,712	)(b)	(30,322,490	)(b)	(9,691,324	)(b)	0
		225,041,290	(d)
		(5,085,679	)(e)
		(154,336,480	)(f)
		(12,250,000	)(g)

RESTRICTED CASH	1,844,391	0		0		0		0		1,844,391

RENT RECEIVABLE	257,931	0		0		0		0		257,931

PREPAID EXPENSES AND OTHER ASSETS	3,742,889	12,250,000	(g)	0		0		0		15,992,889

DEFERRED PROJECT COSTS	441,000	5,085,679	(e)	(1,037,346	)(c)	(701,098	)(c)	(224,077	)(c)	380,945
		(3,183,213	)(c)

DEFERRED FINANCING COSTS	470,444	0		0		0		0		470,444

DEFERRED LEASE ACQUISITION COSTS	7,536,437	10,842,702	(b)	11,532,212	(b)	9,094,512	(b)	4,515,461	(b)	43,521,324

INVESTMENT IN BONDS	18,000,000	0		0		60,000,000	(h)	0		78,000,000

Total assets	$112,778,331	$181,113,785		$83,964,891		$110,908,379		$97,112,968		$585,878,354

LIABILITIES AND STOCKHOLDERS’ EQUITY

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments								Pro Forma Total
		Rececnt Acquisitions
		Other		180 Park Avenue		One Glenlake		80 M Street
LIABILITIES:
Line of Credit	$37,789,838	$110,408,975	(b)	$80,829,527	(b)	$49,782,663	(b)	$97,000,000	(b)	$221,474,523
		(154,336,480	)(f)
Obligations under capital leases	18,000,000	0		0		60,000,000	(i)	0		78,000,000
Intangible lease liability	0	0		3,135,364	(b)	1,125,716	(b)	112,968	(b)	4,374,048
Accounts payable and accrued expenses	1,833,741	0		0		0		0		1,833,741
Escrowed investor proceeds	1,844,391	0		0		0		0		1,844,391
Due to affiliates	503,290	0		0		0		0		503,290
Dividends payable	59,848	0		0		0		0		59,848

Total liabilities	60,031,108	(43,927,505)		83,964,891		110,908,379		97,112,968		308,089,841

MINORITY INTEREST	99,875	0		0		0		0		99,875

REDEEMABLE COMMON SHARES	48,753	0		0		0		0		48,753

STOCKHOLDERS’ EQUITY:
Common shares, $.01 par value; 900,000,000 shares authorized, 6,079,335 shares issued and outstanding at March 31, 2004	60,793	254,284	(d)	0		0		0		315,077
Additional paid in capital	53,594,373	224,787,006	(d)	0		0		0		278,381,379
Accumulated deficit	(1,007,818)	0		0		0		0		(1,007,818)
Redeemable common shares	(48,753)	0		0		0		0		(48,753)

Total stockholders’ equity	52,598,595	225,041,290		0		0		0		277,639,885

Total liabilities and stockholders’ equity	$112,778,331	$181,113,785		$83,964,891		$110,908,379		$97,112,968		$585,878,354

(a)	Historical financial information derived from quarterly report filed on Form 10-Q.
(b)	Reflects Wells REIT’s purchase price for the assets, land, building and liabilities assumed or incurred, net of any purchase price adjustments.
(c)	Reflects deferred project costs applied to the land and building at approximately 2.312% of the cash paid for purchase.
(d)	Reflects capital raised through issuance of additional shares subsequent to March 31, 2004 through July 14, 2004, net of organizational and offering costs, commissions and dealer-manager fees.
(e)	Reflects deferred project costs capitalized as a result of additional capital raised described in note (d) above.
(f)	Reflects pay down of acquisition-related borrowings through June 29, 2004 using capital raised described in note (d) above.
(g)	Reflects earnest money delivered subsequent to March 31, 2004 in connection with potential acquisitions.
(h)	Reflects investment in bonds for which 100% of the principal balance becomes receivable on December 1, 2012.
(i)	Reflects bond note secured by the deed of trust to the One Glenlake Building for which 100% of the principal balance becomes payable on December 1, 2012.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2004

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
				Recent Acquisitions
		Q1 2004 Acquisitions		Other		180 Park Avenue		One Glenlake		80 M Street		Pro Forma Total
REVENUES:
Rental income	$810,694	$1,145,385	(b)	$2,290,878	(b)	$1,071,046	(b)	$1,540,514	(b)	$2,263,779	(b)	$9,122,296
Tenant reimbursements	115,217	208,278	(c)	573,062	(c)	579,013	(c)	34,713	(c)	249,682	(c)	1,759,965
Interest and other income	60,959	0		0		0		0		0		60,959

	986,870	1,353,663		2,863,940		1,650,059		1,575,227		2,513,461		10,943,220

EXPENSES:
Depreciation	130,842	138,097	(d)	553,785	(d)	214,108	(d)	333,219	(d)	369,166	(d)	1,739,217
Property operating costs	273,654	410,315	(e)	1,021,619	(e)	898,396	(e)	503,155	(e)	925,267	(e)	4,032,406
Asset management fees	24,830	93,903	(f)	177,879	(f)	105,645	(f)	103,498	(f)	137,848	(f)	643,603
Amortization of deferred leasing costs	50,555	199,946	(g)	372,523	(g)	306,165	(g)	223,636	(g)	157,516	(g)	1,310,341
General and administrative	612,138	0		0		0		0		0		612,138
Interest expense	908,339	0		316,490	(h)	309,054	(h)	416,930	(h)	812,375	(h)	2,763,188

	2,000,358	842,261		2,442,296		1,833,368		1,580,438		2,402,172		11,100,893

INCOME (LOSS) BEFORE MINORITY INTEREST	$(1,013,488)	$511,402		$421,644		$(183,309)		$(5,211)		$111,289		$(157,673)

MINORITY INTEREST IN LOSS OF CONSOLIDATED SUBSIDIARIES	$(6,140)	$0		$0		$0		$0		$0		$(6,140)

NET INCOME (LOSS)	$(1,007,348)	$511,402		$421,644		$(183,309)		$(5,211)		$111,289		$(151,533)

NET INCOME (LOSS) PER SHARE, basic and diluted	$(0.43)											$0.00

WEIGHTED AVERAGE SHARES, basic and diluted	2,357,638											31,507,729

(a)	Historical financial information derived from quarterly report on Form 10-Q.
(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.
(d)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(e)	Consists of property operating expenses.
(f)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance these acquisitions.
(g)	Amortization of deferred leasing costs is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on lines of credit used to acquire assets, which bore interest at approximately 3.35% for the three months ended March 31, 2004.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments										Pro Forma Total
				Recent Acquisitions
		Q1 2004 Acquisitions		Other		180 Park Avenue		One Glenlake		80 M Street
REVENUES:
Rental income	$0	$6,207,673	(b)	$8,607,920	(b)	$4,297,493	(b)	$4,984,118	(b)	$8,902,597	(b)	$32,999,801
Tenant reimbursements	0	1,055,859	(c)	2,208,564	(c)	2,128,962	(c)	9,118	(c)	943,606	(c)	6,346,109

	0	7,263,532		10,816,484		6,426,455		4,993,236		9,846,203		39,345,910

EXPENSES:
Depreciation	0	754,082	(d)	2,215,139	(d)	856,432	(d)	1,332,876	(d)	1,476,663	(d)	6,635,192
Property operating costs	0	2,894,400	(e)	4,060,157	(e)	3,660,563	(e)	1,267,089	(e)	3,617,548	(e)	15,499,757
Asset management fees	0	306,825	(f)	720,791	(f)	428,092	(f)	419,390	(f)	558,582	(f)	2,433,680
Amortization of deferred leasing costs	0	938,129	(g)	1,490,094	(g)	1,224,660	(g)	894,542	(g)	630,064	(g)	5,177,489
General and administrative	94,455	0		0		0		0		0		94,455
Interest expense	0	0		1,303,749	(h)	1,273,120	(h)	1,717,502	(h)	3,346,500	(h)	7,640,871

	94,455	4,893,436		9,789,930		7,442,867		5,631,399		9,629,357		37,481,444

INCOME (LOSS) BEFORE MINORITY INTEREST	$(94,455)	$2,370,096		$1,026,554		$(1,016,412)		$(638,163)		$216,846		$1,864,466

MINORITY INTEREST IN LOSS OF CONSOLIDATED SUBSIDIARIES	$(93,985)	$0		$0		0		$0		$0		(93,985)

NET INCOME (LOSS)	$(470)	$2,370,096		$1,026,554		$(1,016,412)		$(638,163)		$216,846		$1,958,451

NET INCOME (LOSS) PER SHARE, basic and diluted	$(4.70)											$0.06

WEIGHTED AVERAGE SHARES, basic and diluted	100											31,507,729

(a)	Historical financial information derived from annual report on Form 10-K.
(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.
(d)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(e)	Consists of property operating expenses.
(f)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(g)	Amortization of deferred leasing costs is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on lines of credit used to acquire assets, which bore interest at approximately 3.45% for the year ended December 31, 2003.

The accompanying notes are an integral part of this statement.